SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                 AMENDMENT NO. 2
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


        Date of Report (Date of earliest event reported): MARCH 31, 2004
                                                          --------------

                               BIO-ONE CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                      000-31889                   65-0815746
         ------                      ---------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
 of incorporation)                  File Number)             Identification No.)


1630 WINTER SPRINGS BOULEVARD, WINTER SPRINGS, FLORIDA             32708
------------------------------------------------------             -----
(Address of principal executive offices)                         (Zip code)


                                 (407) 977-1005
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01  ACQUISITION OR DISPOSITION OF ASSETS


         Bio-One Corporation, a Nevada corporation ("Bio-One") entered into a Share Exchange Agreement (the "Share Exchange Agreement"), dated March 31, 2004, by and among Bio-One, Interactive Nutrition Inc., a corporation governed by the laws of Canada and Eli Nesrallah, Joseph Nesrallah and Pamela Nesrallah. Pursuant to the Share Exchange Agreement, Bio-One acquired all of the issued and outstanding capital stock in Interactive Nutrition International, Inc. for an aggregate purchase price of C$30,000,000. Bio-One paid C$15,000,000 in cash at closing and issued a Convertible Promissory Note in the principal amount of C$15,000,000, which Bio-One is obligated to repay in 57 consecutive monthly installments of C$263,158 commencing on July 1, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS

         Attached herewith.

         (b)      PRO FORMA FINANCIAL INFORMATION

         Attached herewith.

         (c)      EXHIBITS

EXHIBIT   DESCRIPTION                                                           LOCATION
-------   -----------                                                           --------
16.1      Share Purchase Agreement, dated March 31, 2004, by and among          Incorporated by reference to the
          Bio-One Corporation, Interactive Nutrition Inc., Eli Nesrallah,       Company's Current Report on
          Joseph Nesrallah and Panela Nesrallah                                 Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.2      Convertible Promissory Note, dated March 31, 2004, in the principal   Incorporated by reference to the
          amount of C$15,000,000 issued to Interactive Nutrition Inc. by        Company's Current Report on
          Bio-One Corporation and Interactive Nutrition International, Inc.     Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.3      Executive Employment Agreement, dated March 31, 2004, by and among    Incorporated by reference to the
          Interactive Nutrition International, Inc., Bio-One Corporation and    Company's Current Report on
          Eli Nesrallah                                                         Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.4      Executive Employment Agreement, dated March 31, 2004, by and among    Incorporated by reference to the
          Interactive Nutrition International, Inc., Bio-One Corporation and    Company's Current Report on
          Eli Nesrallah                                                         Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.5      Executive Employment Agreement, dated March 31, 2004, by and among    Incorporated by reference to the
          Interactive Nutrition Inc., Bio-One Corporation and Panela Nesrallah  Company's Current Report on
                                                                                Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.6      Share Pledge Agreement, dated March 31, 2004, by and among Bio-One    Incorporated by reference to the
          Corporation, Interactive Nutrition International, Inc. and            Company's Current Report on
          Interactive Nutrition International Inc.                              Form 8-K filed with the
                                                                                Commission on April 15, 2004

16.7      General Security Agreement, dated March 31, 2004, by and between      Incorporated by reference to the
          Interactive Nutrition International, Inc. and Interactive Nutrition   Company's Current Report on
          Inc.                                                                  Form 8-K filed with the
                                                                                Commission on April 15, 2004

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BIO-ONE CORPORATION

Date: December 23, 2004        By: /s/ Armand Dauplaise
                                -----------------------------------------------
                                Name: Armand Dauplaise
                                Its:  President, Chief Executive Officer,
                                      Principal Accounting Officer and Director

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                              FINANCIAL STATEMENTS

                           DECEMBER 31, 2003 AND 2002


                   (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                                TABLE OF CONTENTS





Independent Auditors' Report..............................................1

Financial Statements:

        Balance Sheets....................................................2

        Statements of Operations..........................................3

        Statements of Stockholder's Equity................................4

        Statements of Cash Flows..........................................5

Notes to Financial Statements.............................................6

Pro Forma Financial Information...........................................10

                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------


Shareholder and Board of Directors
Interactive Nutrition International, Inc.

         We have audited the accompanying balance sheets of Interactive Nutrition International, Inc. as of December 31, 2003 and 2002 and the related statements of operations, stockholder's equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

         We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of Interactive Nutrition International, Inc. as of December 31, 2003 and 2002 and the results of its operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.



Tschopp, Whitcomb & Orr, P.A.

December 13, 2004
Maitland, Florida

(a)  Financial Statements



                   INTERACTIVE NUTRITIONAL INTERNATIONAL, INC.

                                 Balance Sheets

                           December 31, 2003 and 2002

                                     Assets
                                     ------

                                                                           2003           2002
                                                                        ----------     ----------
Current assets:
      Accounts receivable, net of allowance of $169,498 and $11,110     $1,297,599      1,278,527
      Inventory                                                          2,842,540      2,082,924
      Prepaid expenses                                                       4,031          6,742
                                                                        ----------     ----------


                                                                        $4,144,170      3,368,193
                                                                        ==========     ==========

                      Liabilities and Stockholder's Equity
                      ------------------------------------

Current liabilities:
      Bank indebtedness                                                 $  205,920        586,458
      Accounts payable and accrued expenses                                674,477        860,092
      Due to affiliates                                                    184,095      1,870,437
      Income taxes payable                                                 985,601         10,491
                                                                        ----------     ----------

           Total current liabilities                                     2,050,093      3,327,478
                                                                        ----------     ----------

Stockholder's equity:
      Common stock, no par value, 100,000,000 shares
        authorized, 101 shares issued and outstanding                           78             64
      Retained earnings                                                  1,924,533         40,889
      Other comprehensive income (loss)                                    169,466           (238)
                                                                        ----------     ----------

           Total stockholder's equity                                    2,094,077         40,715
                                                                        ----------     ----------

                                                                        $4,144,170      3,368,193
                                                                        ==========     ==========

See accompanying notes to the financial statements.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                            Statements of Operations

                 For the years ended December 31, 2003 and 2002


                                                     2003             2002
                                                 -----------     -----------
Revenue                                          $11,509,533       8,227,571

Cost of sales                                      7,891,313       6,106,466
                                                 -----------     -----------

                  Gross profit                     3,618,220       2,121,105

Selling, general and administrative expenses         727,776       2,032,888
                                                 -----------     -----------

                  Operating income                 2,890,444          88,217

Interest expense                                      51,536          36,776
                                                 -----------     -----------

Net income before income taxes                     2,838,908          51,441

Income taxes                                         955,264          10,552
                                                 -----------     -----------

                  Net income                       1,883,644          40,889

Other comprehensive income:
      Foreign currency translation                   169,704            (238)
                                                 -----------     -----------

                  Comprehensive income           $ 2,053,348          40,651
                                                 ===========     ===========


See accompanying notes to the financial statements.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                       Statements of Stockholder's Equity

                     Years ended December 31, 2003 and 2002

                                                              Other            Total
                               Common        Retained     Comprehensive    Stockholders'
                               Stock         Earnings     Income (Loss)       Equity
                             ----------     ----------    -------------    ----------
Balance, inception           $       --             --             --              --

Issuance of common stock             64             --             --              --

Net income                           --         40,889             --          40,889

Foreign currency
   translation                       --             --           (238)           (238)
                             ----------     ----------     ----------      ----------

Balances,
   December 31, 2002                 64         40,889           (238)         40,715

Net income                           --      1,883,644             --       1,883,644

Foreign currency
   translation                       14             --        169,704         169,718
                             ----------     ----------     ----------      ----------

Balances,
   December 31, 2003         $       78      1,924,533        169,466       2,094,077
                             ==========     ==========     ==========      ==========


See accompanying notes to the financial statements.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                            Statements of Cash Flows

                 For the years ended December 31, 2003 and 2002


                                                                                  2003             2002
                                                                              -----------      -----------
Net income                                                                    $ 1,883,644           40,889
      Adjustment to reconcile net income to net cash
      provided by (used in) operating activities:
          Changes in operating assets and liabilities:
             Accounts receivable                                                  (19,072)      (1,278,527)
             Inventory                                                           (759,616)      (2,082,924)
             Prepaid expenses                                                       2,711           (6,742)
             Income taxes payable                                                 975,110           10,491
             Accounts payable and accrued expenses                               (185,615)         860,092
                                                                              -----------      -----------

                      Net cash provided by (used in) operating activities       1,897,162       (2,456,721)
                                                                              -----------      -----------

Cash flows from financing activities:
      Net proceeds from (payments on) amounts due to affiliate                 (1,686,342)       1,870,437
      Payments on bank indebtedness                                              (380,538)         586,458
      Issuance of common stock                                                         --               64
      Foreign currency translation on common stock                                     14               --
                                                                              -----------      -----------

                      Net cash provided by (used in) financing activities      (2,066,866)       2,456,959
                                                                              -----------      -----------

Effect of foreign currency translation                                            169,704             (238)
                                                                              -----------      -----------

Net increase (decrease) in cash                                                        --               --

Cash and cash equivalents at beginning of year                                         --               --
                                                                              -----------      -----------

Cash and cash equivalents at end of year                                      $        --               --
                                                                              ===========      ===========

Supplemental cash flow information:
      Cash paid for income taxes                                              $    54,782               --
                                                                              ===========      ===========
      Cash paid for interest                                                  $    51,536           36,776
                                                                              ===========      ===========


See accompanying notes to the financial statements.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 2003 and 2002


(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     -----------------------------------------------------------

     (a)  ORGANIZATION
          ------------

          The Company was incorporated in December 2001 in Ottawa, Ontario and commenced operations in January 2002 in the business of marketing and distributing nutritional products.

     (b)  REVENUE RECOGNITION
          -------------------

          The Company recognizes revenue when its products are shipped or services are provided.

     (c)  INVENTORY
          ---------

          Inventory, which consists principally of finished goods, is stated at the lower of cost or market using the first-in, first-out method.

     (d)  CASH AND CASH EQUIVALENTS
          -------------------------

          The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

     (e)  ADVERTISING COSTS
          -----------------

          The Company expenses all costs of advertising as incurred. Advertising costs included in selling, general and administrative expenses aggregated $106,885 and $145,862 during 2003 and 2002, respectively.

     (f)  FINANCIAL INSTRUMENTS
          ---------------------

          Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003 and 2002. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values. These financial instruments include, cash, accounts receivable, accounts payable and accrued expenses and notes payable. Fair values were assumed to approximate


                                                                     (Continued)

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2003


(1)  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     ----------------------------------------------------------------------

     (f)  FINANCIAL INSTRUMENTS (CONTINUED)
          ---------------------------------

          carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand. The fair value of the Company's long-term debt is estimated based upon the quoted market prices for the same or similar issues or on the current rates available to the Company for debt of the same remaining maturities.

     (g)  LONG-LIVED ASSETS
          -----------------

          The carrying value of long lived assets is reviewed on a regular basis for the existence of facts and circumstances that suggest impairment. To date, no such impairment has been indicated. Should there be an impairment in the future, the Company will measure the amount of the impairment based on the undiscounted expected future cash flows from the impaired assets.

     (h)  USE OF ESTIMATES
          ----------------

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

     (i)  INCOME TAXES
          ------------

          The Company follows SFAS 109, "Accounting for Income Taxes" for recording the provision for incomes taxes. Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled. Deferred income tax expenses or benefits are based on the changes in the asset or liability each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change. As of December 31, 2003 and 2002, there were no deferred assets or liabilities recorded.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2003


(2)  BANK INDEBTEDNESS
     -----------------

The Company has negotiated a $1,392,840 operating line of credit. As of December 31, 2003 and 2002, the balances of the line of credit were $205,057 and $550,797, respectively. The bank indebtedness bears interest at prime plus 0.25% (4.25% at December 31, 2003) and is secured by a general security agreement covering all assets. It is guaranteed by the parent company, Interactive Nutrition Inc., along with a limited guarantee of $58,035 by a director.

(3)  RELATED PARTY TRANSACTIONS
     --------------------------

During the year, the Company advanced monies to and received monies from some of the directors. As of December 31, 2003 and 2002, the Company owed the directors $1,079 and $1,583,463, respectively. The amount is unsecured, due on demand without interest and without fixed terms of repayment.

During the year, the Company advanced monies to and received monies from its parent company, Interactive Nutrition Inc. As of December 31, 2003 and 2002, the net balance payable to the parent is $183,016 and $286,974, respectively. The amount is unsecured and due on demand without interest and is not expected to be repaid in the next fiscal year.

Included in the expenses for the year is rent of $128,932 for building rental, $128,932 for equipment rental and $7,163 for license leasing paid to the parent company, Interactive Nutrition Inc. The transactions are conducted on the same terms and at similar prices as transactions with unrelated parties.

Subsequent to the year end, the Company purchased formulas, patents, processes and trademarks as well as property and equipment assets from its parent company for $12,362,220.

(4)  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
     -----------------------------------------

     CURRENCY RISK MANAGEMENT
     ------------------------

     The Company is exposed to currency risk on its purchases and sales. The Company translates monetary assets and liabilities at the rate of exchange in effect at the balance sheet date and non-monetary assets and liabilities at historical exchange rates. Revenues and expenses are translated at current rates in the month they occurred. Gains and losses on translation are recorded in the statement of income.

                                                                     (Continued)

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2003


(4)  FINANCIAL INSTRUMENTS AND RISK MANAGEMENT (CONTINUED)
     -----------------------------------------------------

     CURRENCY RISK MANAGEMENT (CONTINUED)
     ------------------------------------

     The Company manages its exposure to fluctuations in foreign exchange rates by entering into derivative financial instrument contracts.

     As of December 31, 2003, the Company has foreign currency forward contracts to sell Canadian dollars and buy $300,000 U.S. dollars at an average exchange rate of 1.3280. The contracts mature at various dates between January 1 and March 31, 2004.

     CREDIT RISK MANAGEMENT
     ----------------------

     The Company is exposed to credit risk on the accounts receivable from its customers. In order to reduce its credit risk, the Company has adopted policies which include the analysis of the financial position of its customers and the regular review of their credit limits.

     FAIR VALUE OF FINANCIAL INSTRUMENTS
     -----------------------------------

     The carrying amount of accounts receivable, accounts payable and accrued liabilities, and due to related parties approximates their fair value of the short-term maturities of these items.

(5)  SUBSEQUENT EVENT
     ----------------

     On March 31, 2004, the parent company, Interactive Nutrition Inc., entered into a purchase and sale agreement to sell the shares of Interactive Nutrition International Inc., with an arms length purchaser. In December 2004 the purchaser was delinquent in their obligation.

(b)  Pro Forma Financial Information


                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

                 Unaudited Pro Forma Consolidated Balance Sheet

                          Year Ended December 31, 2003

                                                                                Interactive
                                                                                  Nutrition
                                                               BIO-ONE          International,    Proforma
                                                             Corporation             Inc.        Adjustments    Proforma
                                                             -----------         -----------     -----------    ---------
                              Assets

Current assets:
    Cash                                                     $   210,021                  --        --            210,021
    Accounts receivable                                           16,652           1,297,599        --          1,314,251
    Inventory                                                     23,537           2,842,540        --          2,866,077
    Deposits and prepaid expenses                                 35,437               4,031        --             39,468

           Total current assets                                  285,647           4,144,170        --          4,429,817

Buildings, Furniture, Equipment, Net                              38,003                  --        --             38,003
Other assets                                                     302,276                  --        --            302,276

           Total assets                                      $   625,926           4,144,170        --          4,770,096

           Liabilities and Stockholder's Equity

Current liabilities:
    Current portion of notes payable                         $   574,502             205,920        --            780,422
    Accounts payable and accrued expenses                        184,420           1,844,173        --          2,028,593

           Total current liabilities                             758,922           2,050,093        --          2,809,015

Total Liabilities                                                758,922           2,050,093        --          2,809,015

Stockholder's Equity:
    Common stock                                                  44,238                  78        --             44,316
    Preferred stock                                                   --                  --        --                 --
    Additional paid-in capital                                 3,081,750           1,924,533        --          5,006,283
    Retained earnings                                         (3,258,984)            169,466        --         (3,089,518)

           Total stockholder's equity                           (132,996)          2,094,077        --          1,961,081

           Total liabilities and stockholder's equity        $   625,926         $ 4,144,170        --          4,770,096

See accompanying notes to the financial statements.

                    INTERACTIVE NUTRITION INTERNATIONAL, INC.

            Unaudited Pro Forma Consolidated Statement of Operations

                          Year Ended December 31, 2003

                                                                         Interactive
                                                                          Nutrition
                                                       BIO-ONE          International,      Proforma
                                                     Corporation             Inc.          Adjustments         Proforma
                                                     ----------          -----------       -----------        ----------
Revenue                                            $    103,312           11,509,533              --          11,612,845

Cost of sales                                            35,296            7,891,313              --           7,926,609

Gross profit                                             68,016            3,618,220              --           3,686,236

Operating expenses:
Selling, general and administrative                   1,435,963              727,776              --           2,163,739

Operating income                                     (1,367,947)           2,890,444              --           1,522,497

Interest expense                                         15,165               51,536              --              66,701
Other income                                                 --                   --              --                  --

Income before taxes                                  (1,383,112)           2,838,908              --           1,455,796

Provision for income taxes                                   --             (955,264)             --            (955,264)

Net income                                           (1,383,112)           1,883,644              --             500,532

Basic earnings per share                           $      (0.04)              18.649              --                0.01

Basic weighted average shares outstanding            35,424,123                  101              --          35,424,224

Diluted earnings per share                         $      (0.04)              18.649              --                0.01

Diluted weighted average shares outstanding          35,424,123                  101              --          35,424,224

See accompanying notes to the financial statements.